Exhibit 99.1

Safe Harbor Statement
Certain statements in this presentation and responses to various questions may be “forward-looking statements” which reflect the company’s current expectations or beliefs concerning future events.
Actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the performance of the company’s products within the prevailing retail environment, our strategy and expansion plans, reliance on key personnel, trade restrictions, political or financial instability in countries where the company’s goods are manufactured, availability of suitable store locations at appropriate terms and other factors which are set forth in the company’s SEC filings, which are available on our website.

Product: diversified, branded,
exclusive labels
Real Estate flexibility
Square Footage Growth opportunity
Management Team depth and
experience
System Infrastructure continually
investing for the future
Doubled Store Base Twice!
and Plan to Do It Again!
352
755
1,500
0
300
600
800
1,000
1,500
2007 2011 2018E
Over 2x
Over 2x
Who is rue21 and how do we generate predictable growth?

Consistent Total Sales Growth
Compound Sales Growth of 28% over 7 yrs.
Millions
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
2003 2004 2005 2006 2007 2008 2009 2010 3Q '11
TTM
$120.6
$146.9
$192.8
$225.6
$296.9
$391.4
$730.5
$634.7
$525.6

$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$4.4
$8.6
5.9%
$14.9
$17.8
7.9%
$25.8
$33.6
8.6%
$53.8
$71.8
11.3%
$84.9
11.6%
2003
2004
2005
2006
2007
2008
2009
2010
3Q '11 TTM

Compound EBITDA Growth of 49% over 7 yrs. Proven Earnings Growth and Margin Expansion Millions

rue21

rue21 3-3: PRONG STRATEGY

MERCHANDISE
- Girls
- Guys
- etc!

REAL ESTATE
- Strips
- Outlets
- Malls

GROWTH
- Comp Stores
- New Stores
- Conversion Stores

Historical Predictable Growth From 3 – 3 Pronged Strategy

rue21

rue21 MULTI-~~3~~3:PRONG STRATEGY

MERCHANDISE
- Girls
- Guys
- etc!

REAL ESTATE
- Strips
- Outlets
- Malls
- New Markets
  - Canada
  - Puerto Rico

GROWTH
- Comp Stores
- New Stores
- Conversion Stores
- eCommerce

Future Predictable Growth From Multi-Pronged Strategy Future Predictable Growth From Multi-Pronged Strategy

rue21

rue21 etc!

- Footwear
- Fragrance/ ruebeauté
- Accessories
- Jewelry
- tarea by rue21 Intimate Apparel & Activewear

Comp Drivers–Continuing Accessories Diversification Represents 26% of business and growing rue21

tarea by rue21
GIRLS
rue beauté! & Fragrance
GUYS
rue21 etc!
Footwear
CARBON elements

& Fragrance Comp Drivers Comp Drivers – – Diverse Diverse Branded Branded Product Product Offerings Offerings

Comp Drivers – Expanding Fashion Offerings
at everyday rue21 value
•
“club rue”
• active sportswear
• denim, good, better, best
• guys business including
denim and accessories
• dresses
• buy back programs

Continuing Attractive U.S. Real Estate Opportunities
Growth Potential by U.S. Shopping Center Type
rue21 Current Store Count Identified Location
Share
Strip Centers
Regional Mall
Outlet Center
395
250
110
2,500
1,100
175
16%
23%
63%
Total 755  3,775 20%
Current Store Mix
Current Store Mix
Future Store Mix
Future Store Mix
51.6%
33.0%
15.4%
0% 20% 40% 60% 80% 100%
Strip Centers Regional Malls Outlet
35%
0% 20% 40% 60% 80% 100%
10% 55%

London, KY

Paris, TX

Moscow, ID

rue21

rueniversity
TRAINING

rue21
MAD
about rue

Do you rue? I do!

Employee Development & Operations Execution
“rueniversity”
– global training tool used for all field employees
•
Expansion of Operations Executive Team - Zone Vice President positions added
• Operations Technology Committee – Executive team focused on field systems
“MAD”–
Management Advancement Development
for up & coming Potential DM’s, Managers and Assistants
“S-O-S” – Store Opening Specialists
Power teams that assist Managers and DM’s opening new
stores that spread the Fun and Lively rue21 Culture
Throughout the Organization
•
Strengthening of HR Team – VP of Talent Management, regional recruiters, HRIS systems leads added

Margin Expansion Opportunity
6.0 - 7.0% 5.1% 4.8% 4.2% Net Income
10.5 - 11.0% 8.2% 7.8% 6.9% Pre-Tax Income Margin
10.5% 8.2% 7.9% 7.0% Operating Income Margin
3.0% 3.5% 3.4% 3.2%
Depreciation and
Amortization
25.0 - 25.5% 25.9% 25.7% 25.5%
Selling, General and
Administrative
38.5 - 39.0% 37.5% 37.0% 35.8% Gross Margin
GOAL Oct-11 Jan -11 Jan -10
Long Term TTM Years Ended

Status
Investments Made to Support Our Growth
Headquarters
Commentary
Systems
Software – latest releases, ERP, financial, real
estate, HRIS with state of the art hardware
Planning and Allocation Systems
Headquarters recently expanded to 84,000 sq
ft to support 25% future associate growth
Team
Focus on recruiting and talent management
Expanded  field management organization &
focus
Distribution Center
Doubled DC square footage to support up to
1,600 stores with potential eCommerce
incubator

DC space doubled and HQ space tripled

Note: Dollars in thousands.
Contribution
Contribution
Investment
Investment
~5,200
19%
$900 - $1,100
$130
40
$170
Payback Period
Less Than 1 Year
Pre-tax ROIC
> 100%
Compelling and Continuing New Store Economics
High-Return Stores That Payback Investment in Less Than a Year
High-Return Stores That Payback Investment in Less Than a Year
•
Average store size (sq ft)
•
Annual sales (year 1)
•
4-wall contribution (year 1)
•
Net Build-out
•
Net Inventory
•
Total Investment

rue21 Gross Margin 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% FY08 FY09 FY10 Q3 FY11 TTM 34.1% 35.8% 37.5% 37.0% Consistent Long Term Gross Margin Growth

Year over Year Margin Change Compared to Peers
rue21
Peers
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
FY08
FY09
FY10
FY11
39 Wks

Real Gross Margin Long Term Gains

Real and Consistent Long Term Comp Sales Gains
$100 Valued by Successive Comp Store % Performances
$103.70
$111.79
$114.14
$115.89
$99.47
$96.94
$99.78
$102.80
$100.00
$100.00
$85.00
$90.00
$95.00
$100.00
$105.00
$110.00
$115.00
$120.00
2007 2008 2009 2010 FY 11
39 wks
Peers
rue21
3 year average comp growth
for rue 21 4.5% vs.  -0.1% peer group

Expansion of Net Income
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth
40.1% 42.0% 27.9% 20.9% 20.4% 26.9% 33.6% 43.6%
Net Income Growth
249.7% 59.0% 50.9% 22.5% 56.3% 31.2% 55.8% 33.1%
Comp Store Sales
12.7% 8.9% 9.8% 1.8% -5.2% 0.7% 6.6% 11.2%
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth
40.7% 27.6% 40.7% 30.5% 27.6% 14.3% 19.5% 22.3%
Net Income Growth
257.5% 23.5% 106.9% 67.9% 94.7% 20.0% 19.5% 41.0%
Comp Store Sales
8.3% 0.6% 13.5% 8.6% 7.7% -1.6% 1.8%
1.5%
First Second Third
Quarter Quarter Quarter
Net Sales Growth
25.5% 21.0% 18.8%
Net Income Growth
65.2% 20.0% 22.4%
Comp Store Sales
5.2% -0.3% 0.0%
Fiscal 2011
Fiscal 2007
Fiscal 2009 Fiscal 2010
Fiscal 2008
Ability to Expand Net Income by Double Digits in Low Comp Growth Quarters

METRIC
METRIC
LONG-TERM TARGET
LONG-TERM TARGET
SQUARE FOOTAGE CAGR MID TO HIGH TEENS
COMPARABLE STORE SALES
GROWTH
LOW SINGLE DIGITS
GROSS MARGIN 150 BPS IMPROVEMENT
NET INCOME CAGR + 20%
Long Term Financial Targets
Save the Date: Analyst / Investor Day at rue21 April 18
th
2012